Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com	Contacts: Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG ANNOUNCES FINAL RESULTS OF ITS ANY AND ALL CASH TENDER OFFERS

NEW YORK, March 26, 2015 – American International Group, Inc. (NYSE: AIG) today announced the final results as of 5:00 p.m. New York City time, on March 25, 2015 of its previously announced cash tender offers for any and all of the notes listed in Tables I and II below (the “Notes”), pursuant to its offer to purchase dated March 17, 2015 (the “Offer to Purchase”). The complete terms of the tender offers are set forth in the Offer to Purchase, the related letter of transmittal and the notice of guaranteed delivery.

AIG expects to accept all Notes validly tendered and not withdrawn and to make payment on or about March 30, 2015. The Notes are part of the Direct Investment book (the “DIB”) and will be purchased using cash allocated to the DIB.

As of the expiration date, the principal amounts of Notes of each series outstanding and validly tendered and not validly withdrawn and the Total Consideration per CHF 1,000, EUR 1,000, JPY 1,000, MXN 1,000, NOK 1,000 or USD 1,000 principal amount are as set forth in the tables below.

Holders whose Notes are accepted in the tender offers will receive the Total Consideration listed in Table I or II, as applicable, and, where applicable, a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date. With respect to Notes accepted for purchase pursuant to the guaranteed delivery procedures, if any, holders will receive payment of the Total Consideration, plus accrued interest, for such accepted Notes (to the extent such Notes are not delivered prior to the expiration date) three business days after the expiration date.

AIG retained Barclays Bank PLC, Barclays Capital Inc., BofA Merrill Lynch, Goldman, Sachs & Co. and Goldman Sachs International as the Joint Lead Dealer Managers. Global Bondholder Services Corporation was the Information Agent and Depositary. For additional information regarding the expiration of the tender offers or the Payment Date, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); BofA Merrill Lynch at +44 (0) 20 7995 2929 (international), (888) 292-0070 (toll-free) or (980) 387-3907 (collect); Goldman, Sachs & Co. at (800) 828-3182 (toll-free) or (212) 902-5183 (collect); Goldman Sachs International at +44 (0) 207 774 9862 (international); or Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001-212-430-3774 (international), or by email at aig@gbsc-usa.com.

FOR IMMEDIATE RELEASE

Certain statements in this press release, including those describing the payment for tendered Notes in the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIG_LatestNews | LinkedIn: http://www.linkedin.com/company/aig

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

Table I—Any and All Tender Offers—Fixed Price Securities

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (in millions)	Principal Amount Tendered (in millions)	Percent of Amount Outstanding Tendered	Total Consideration
2.275% Fixed Rate Notes Due 8 August 2016	AIG	ISIN: XS0263983040	JPY 2,000.0	JPY 0.0	0.0%	JPY 1,028.75

2.275% Fixed Rate Notes due 8 August 2016	AIG	ISIN: XS0263873373	JPY 3,000.0	JPY 2,700.0	90.0%	JPY 1,028.75

8.59% Fixed Rate Notes due September 15, 2016	AIG	ISIN: XS0266561769	MXN 437.8	MXN 172.7	39.4%	MXN 1,065.00

Fixed Rate Notes due 24 October 2016	AIG	ISIN: XS0287306830	JPY 20,000.0	JPY 0.0	0.0%	JPY 1,052.50

2.75 per cent. Notes due 2016	AIG	ISIN: CH0027962825	CHF 114.9	CHF 61.9	53.8%	CHF 1,056.25

7.98% Fixed Rate Notes due 15 June 2017	AIG	ISIN: XS0305757337	MXN 1,488.0	MXN 136.0	9.1%	MXN 1,075.00

3.375 per cent. Notes due 2017	AIG	ISIN: CH0031390476	CHF 114.7	CHF 80.1	69.9%	CHF 1,085.00

Fixed Rate Notes due 22 November 2017	AIG	ISIN: XS0309312469	JPY 20,000.0	JPY 0.0	0.0%	JPY 1,061.25

Fixed Rate Notes due April 24, 2018	AIG	ISIN: XS0309298296	JPY 20,000.0	JPY 0.0	0.0%	JPY 1,095.00

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (in millions)	Principal Amount Tendered (in millions)	Percent of Amount Outstanding Tendered	Total Consideration
Fixed Rate Notes due 23 August 2018	AIG	ISIN: XS0309312113	JPY 20,000.0	JPY 0.0	0.0%	JPY 1,100.00

Fixed Rate Notes due 2018	AIG-FP Matched Funding Corp.*	ISIN: XS0370704750	NOK 250.0	NOK 0.0	0.0%	NOK 1,190.00

Callable Fixed Rates due 19 March 2047	AIG-FP Matched Funding Corp.*	ISIN: XS0292331955	EUR 21.8	EUR 0.0	0.0%	EUR 1,088.75

Callable Zero Coupon Notes due April 2035(1)	AIG-FP Matched Funding Corp.*	ISIN: XS0216334028	USD 10.0	USD 10.0	100.0%	USD 1,951.25

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due November 27, 2046	AIG	CUSIP: 02687QBF4 ISIN: US02687QBF46	USD 20.0	USD 1.7	8.3%	USD 982.50

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due December 5, 2046	AIG	CUSIP: 02687QBG2 ISIN: US02687QBG29	USD 0.3	USD 0.0	0.0%	USD 982.50

Medium-Term Notes, Series AIG-FP, Municipal Index Linked Range Accrual Notes Due November 20, 2017(2)	AIG	CUSIP: 02687QDB1 ISIN: US02687QDB14	USD 10.0	USD 0.0	0.0%	USD 1,145.00

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due November 27, 2047	AIG	CUSIP: 02687QDC9 ISIN: US02687QDC96	USD 2.5	USD 0.0	0.0%	USD 985.00

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (in millions)	Principal Amount Tendered (in millions)	Percent of Amount Outstanding Tendered	Total Consideration
DJ-AIGCITR-F2 Commodity Index Linked Notes Due May 11, 2017(1)	AIG-FP Private Funding (Cayman) Limited*	CUSIP: 001379AQ9 (Reg. D) 001379AP1 (144A)	USD 3.8	USD 0.5	13.3%	USD 660.00
DJ-AIGCITR Commodity Index Linked Notes Series 2006-B Due July 29, 2016(1)	AIG-FP Private Funding (Cayman) Limited*	CUSIP: 001379AG1 (Reg. D) 001379AF3 (144A)	USD 7.7	USD 0.1	1.3%	USD 610.00
DJ-AIGCITR-F2 Commodity Index Linked Notes Due September 26, 2016(1)	AIG-FP Private Funding (Cayman) Limited*	CUSIP: 001378AT5 (Reg. D) 001378AS7 (144A)	USD 1.5	USD 0.0	0.0%	USD 762.50

*	Guaranteed by AIG.
(1)	Indicates zero coupon notes. Holders of these notes will not receive accrued interest if their notes are accepted for payment.
(2)	Interest is currently calculated at 7.5% per annum in accordance with the terms of the Municipal Index Linked Range Accrual Notes.

Table II—Any and All Tender Offers—Fixed Spread Securities

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Principal Amount Tendered (in millions)	Percent of Amount Outstanding Tendered	Reference Yield	Reference Security / Interpolated Rate	Fixed Spread	Total Consideration(1)
5.450% Medium-Term Notes, Series MP, Matched Investment Program, Due May 18, 2017 CUSIP: 02687QBW7 ISIN: US02687QBW78	AIG	USD 840.0	USD 596.1	71.0%	0.563%	0.50% U.S. Treasury due February 28, 2017	47	USD 1,092.95

5.000 per cent. notes due 2017 ISIN: XS0307512722	AIG	EUR 600.0	EUR 229.9	38.3%	0.101%	June 2017 Interpolated Swap Rate	10	EUR 1,107.19

(1)	Assuming payment is made on March 30, 2015.